UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION
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(Exact Name of Registrant as Specified in Charter)

Nevada	000-25416	20-3014499
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(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification Number)

14255 U.S. Highway 1, Suite 209
Juno Beach, Florida 33408
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(Address of Principal Executive Offices)

(561) 630-2977
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(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim
Review.

In connection with comments received from the Securities and Exchange Commission ("Commission") and upon a review and assessment by our Chief Executive Officer and our Board of Directors, it was concluded on May 7, 2008, that previously issued financial statements covering the fiscal years ended December 31, 2006 and December 31, 2007, and the interim periods as of and for the three months ended March 31, 2007, June 30, 2007 and September 30, 2007, should no longer be relied upon because of errors in such financial statements. A brief description of the facts underlying the conclusion to the extent known to the registrant at the time of this filing is as follows:

Upon further evaluation of our accounting methodology and the relevant accounting principals, we determined that we should have calculated and recorded asset retirement obligations and related accretion, depletion and impairment expense in the financial statements. We should have properly recorded the breakup fee to Sundial in the Consolidated Statement of Cash Flows.
We also needed to expand several disclosures in equity, risk factors, etc. and remove certain disclosures that were incorrect.

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Our disclosure controls and procedures were not effective at the reasonable assurance level due to a material weakness surrounding the calculation of the asset retirement obligations. We had inadequately designed processes to properly calculate our asset retirement obligations.

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Related to the above, the Company did not have any asset retirement costs or obligations because part of its agreement with its operator was that the operator would cover all retirement costs related to the Company’s leases.

-	We have incorrectly presented two separate amounts for diluted loss per share on the face of our Statement of Operations.
-	The disclosure of the costs incurred for oil and gas property acquisition, exploration and development activities was inadequate.
-	There was no disclosure of reconciliation of the changes to the Standardized Measure and the changes in proved reserve quantities.

As a result of the foregoing matters, our Board of Directors has directed the Company to prepare and file an amended Form 10-
KSB’s for the fiscal year ended December 31, 2006 and December 31, 2007 and amended Form 10-QSBs for the quarterly periods ended March 31, 2007, June 30, 2007 and September 30, 2007, which include a restatement of our financial statements for the fiscal years ended December 31, 2006 and December 31, 2007 and the interim periods as of and for the three month periods ended March 31, 2007, June 30, 2007 and September 30, 2007, to reflect the correction described herein. The company will file such amendments as soon as their responses to the SEC comments have been approved by the SEC and the Company completes its analysis and its independent registered accountant completes its review procedures and audit work with respect to the Form 10-KSB.

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Our principal executive officer, principal financial officer and members of our Board of Directors have discussed these matters internally and with our current independent registered public accountants. As a result of the anticipated restatement, the previously issued financial statements and related reports of independent registered public accountants for the corresponding periods should no longer be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Property Development and Acquisition
Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 9, 2008

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION

By:	/s/ Kamal Abdallah
Kamal Abdallah
President and Principal Executive Officer

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